Exhibit 3.1
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
AUGUST 24, 2009
TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:
RUE21, INC.
I, Pedro A. Cortés, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of
1	ARTICLES OF INCORPORATION filed on October 20, 1976,

2	ARTICLES OF AMENDMENT-BUSINESS filed on April 11, 1977,

3	ARTICLES OF AMENDMENT-BUSINESS filed on November 6, 1981,

4	ARTICLES OF AMENDMENT-BUSINESS filed on April 14, 1986,

5	ARTICLES OF AMENDMENT-BUSINESS filed on May 8, 1989,

(List of documents continued on next page)

(List of documents continued)

6	ARTICLES OF AMENDMENT-BUSINESS filed on July 31, 1998,

7	ARTICLES OF AMENDMENT-BUSINESS filed on August 11, 1998,

8	ARTICLES OF AMENDMENT-BUSINESS filed on December 9, 1999,

9	ARTICLES OF AMENDMENT-BUSINESS filed on January 10, 2001,

10	ARTICLES OF AMENDMENT-BUSINESS filed on August 3, 2001,

11	ARTICLES OF AMENDMENT-BUSINESS filed on May 14, 2003,

12	ARTICLES OF AMENDMENT-BUSINESS filed on July 13, 2006,

13	STATEMENT OF CORRECTION filed on March 13, 2008,

14	STATEMENT OF CORRECTION filed on March 13, 2008
which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written. /s/ Pedro A. Cortés Secretary of the Commonwealth

Applicant’s Account No. DSCB- BCL—204 (Rev. 8-72) Filing Fee: $75 (Illegible) Articles of Incorporation- Domestic Business Corporation	3-1-76:45 312 640782 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	Filed this 20th day October, A.D 19(Illegible) Commonwealth of Pennsylvania Department of State /s/ C. DeLores Tucker Secretary of the Commonwealth ec

     In compliance with the requirements of section 294 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. §1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that.
1. The name of the corporation is:
     THE FASHION FACTORY, INC.
2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

4801	McKnight Road
(NUMBER)	(STREET)

Pittsburgh Pennsylvania	15237
(CITY)	(ZIP CODE)
3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:
     PROCESSING AND SALE OF ARTICLES AND PRODUCTS.
4. The term for which the corporation is to exist is: Perpetual
5. The aggregate number of shares which the corporation shall have authority to issue is:
     1,000 shares of common stock of $100.00 par value each.
form 4

DSCB- BCL—204 (Rev. 8-72)-2
6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

	ADDRESS
NAME	(Including street and number, if any)	NUMBER AND CLASS OF SHARES

Eugene J. Klein	2471 Mt. Royal Rd. Pittsburgh, Pa. 15217	1
Ruth Ann Klein	2471 Mt. Royal Rd. Pittsburgh, Pa. 15217	1
     IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 15th day of October, 1976.

(SEAL)	/s/ Eugene J. Klein	(SEAL)

Eugene J. Klein

	/s/ Ruth Ann Klein	(SEAL)

Ruth Ann Klein
INSTRUCTIONS FOR COMPLETION OF FORM:
A.	For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

B.	One or more corporations or natural persons of full age may incorporate a business corporation.

C.	Optional provisions required or authorized by law may be added as paragraph 7, 8, 9... etc.

D.	The following shall accompany this form:
(1)	Three copies of Form DSCB:BCL—206 (Registry Statement Domestic or Foreign Business Corporation).

(2)	Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

(3)	Any necessary governmental approvals.
E.	BCL §205 (15 Pa. S. §1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

To All to Whom These Presents Shall Come, Greeting:
     Whereas, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a
CERTIFICATE OF INCORPORATION
evidencing the incorporation of a business corporation organized under the terms of that law, and
     Whereas, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as
THE FASHION FACTORY, INC.
     Therefore, Known (Illegible), That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen hereinbefore specified, which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 20th day of October in the year of our Lord one thousand nine hundred and seventy-six and of the Commonwealth the two hundred and first.

/s/ Authorized Signatory

Secretary of the Commonwealth
ec

Applicant’s Account No. DSCB- BCL. 806 (Rev. 8-72) Filing Fee: $40 AB-2 Articles of Amendment- Domestic Business Corporation	3-1-77:21 99 649473 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	Filed this 11th day of April, A.D. 19(Illegible) Commonwealth of Pennsylvania Department of State /s/ Illegible Secretary of the Commonwealth as

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:
1. The name of the corporation is:
     THE FASHION FACTORY, INC.
2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

4801	McKnight Road
(NUMBER)	(STREET)

Pittsburgh, Pennsylvania	15237
(CITY)	(ZIP CODE)
3. The statute by or under which it was incorporated is:
     Act of May 5, 1933 (PL 364) (15 PS 1204) as amended
4. The date of its incorporation is: October 20, 1976
5. (Check, and if appropriate, complete one of the following):
     ☑ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.
     Time: The 15th day of March, 1977.
     Place: 2471 Mount Royal Road, Pittsburgh, Pennsylvania 15217
     Kind and period of notice Notice waived by all stockholders
     ☐ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.
6. At the time of the action of shareholders:
(a)	The total number of shares outstanding was:

140

(b)	The number of shares entitled to vote was:

140

DSCB: BCL—806 (Rev. 8-72)-2
7. In the action taken by the shareholders:
(a)	The number of shares voted in favor of the amendment was:

140

(b)	The number of shares voted against the amendment was:

0
8. The amendment adopted by the shareholders, set forth in full, is as follows:
RESOLVED that the name of the corporation shall be changed from THE FASHION FACTORY, INC. to THE PENNSYLVANIA FASHION FACTORY, INC.
     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 4th day of April, 1977.

THE FASHION FACTORY, INC.
(NAME OF CORPORATION)

Attest:	By:	/s/ Eugene J. Klein
(SIGNATURE)
/s/ Ruth Ann Klein		EUGENE J. KLEIN
(SIGNATURE)		(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
RUTH ANN KLEIN		President
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)
SECRETARY
(CORPORATE SEAL)
INSTRUCTIONS FOR COMPLETION OF FORM:
A.	Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB. 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.	Any necessary governmental approvals shall accompany this form.

C.	Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D.	If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E.	If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F.	BCL § 07 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Article of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

To All to Whom These Presents Shall Come, Greeting:
     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a
CERTIFICATE OF AMENDMENT
evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and
     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by
THE FASHION FACTORY, INC.
name changed to
THE PENNSYLVANIA FASHION FACTORY, INC.
     Therefore, Know [Illegible], That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 11th day of April in the year of our Lord one thousand nine hundred and seventy-seven and of the Commonwealth the two hundred and first.

/s/ Authorized Signatory

Secretary of the Commonwealth as

Applicant’s Account No. DSCB: BCL—806 (Rev. 8-72) Filing Fee: $40 AB-2 Articles of Amendment- Domestic Business Corporation	81-72 322 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	Filed this 6th day of NOVEMBER, A.D., 1981 Commonwealth of Pennsylvania Department of State /s/ Willam R. Davis Secretary of the Commonwealth

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. § 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:
1. The name of the corporation is:
     The Pennsylvania Fashion Factory, Inc.
2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

4801	McKnight Road
(NUMBER)	(STREET)

Pittsburgh Pennsylvania	15237
(CITY)	(ZIP CODE)
3. The statute by or under which it was incorporated is:
     Act of May 5, 1933 (P. L. 364) as amended
4. The date of its incorporation is: October 20, 1976
5. (Check, and if appropriate, complete one of the following):
     ☐ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.
     Time: The                      day of                                         , 19___.
     Place:

Kind and period of notice

     ☑ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.
6. At the time of the action of shareholders:
(a)	The total number of shares outstanding was:

150

(b)	The number of shares entitled to vote was:

150

DSCB: BCL—806 (Rev. 8-72)-2
7. In the action taken by the shareholders:
(a)	The number of shares voted in favor of the amendment was:

the Shareholders unanimously consented to the amendment set-forth below

(b)	The number of shares voted against the amendment was:

8. The amendment adopted by the shareholders, set forth in full, is as follows:
     Resolved, that Article 5 of the Corporation’s Articles of Incorporation be amended to read as follows:
“The aggregate of number of shares which the Corporation shall have authority to issue is:
100,000 shares of Class A common stock of the par value of $1.00 per share. 100,000 shares of Class B common stock of the par value of $1.00 per share. Each share of Class B common stock shall be in all respect equal to each share of Class A common stock except that the Class A common stock shall be voting and the Class B common stock shall be nonvoting.”
     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 26th day of October, 1981.

The Pennsylvania Fashion Factory, Inc.
(NAME OF CORPORATION)

Attest:	By:	/s/ Eugene J. Klein
(SIGNATURE)
/s/ Ruth Ann Klein		Eugene J. Klein
(SIGNATURE)		(TITLE: PRESIDENT)
Ruth Ann Klein
(TITLE: SECRETARY)
(CORPORATE SEAL)
INSTRUCTIONS FOR COMPLETION OF FORM:
A.	Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.	Any necessary governmental approvals shall accompany this form.

C.	Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D.	If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E.	If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F.	(Illegible) § 807 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Article of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

To All to Whom These Presents Shall Come, Greeting:
     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a
CERTIFICATE OF AMENDMENT
evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and
     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by
THE PENNSYLVANIA FASHION FACTORY, INC.
     Therefore, Known (Illegible), That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 6th day of NOVEMBER in the year of our Lord one thousand nine hundred and eighty-one and of the Commonwealth the two hundred and six.

/s/ Authorized Signatory

Secretary of the Commonwealth

DSCB: BCL—806 (Rev. 8-72) Filing Fee: $40 AB-2 Articles of Amendment- Domestic Business Corporation	86261078 (Line for numbering) 640782 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	Filed this day of APR 14, 1986 Commonwealth of Pennsylvania Department of State /s/ Robert A. Gleason, Jr. Secretary of the Commonwealth (Box for Certification)

     (Illegible) the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. §1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:
1.	The name of the corporation is:

The Pennsylvania Fashion Factory, Inc.

2.	The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

4801	McKnight Road
(NUMBER)	(STREET)

Pittsburgh Pennsylvania	15237
(CITY)	(ZIP CODE)
3.	The statute by or under which it was incorporated is:

Business Corporation Law, Act of May 5, 1933 (PL 364)

4.	The date of its incorporation is: Oct. 20, 1976 as The Fashion Factory, Inc. Name changed to The Pennsylvania Fashion Factory , Inc. Nov. 6, 1981.

5.	(Check, and if appropriate, complete one of the following):
     ☑ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.
     Time: The 14th day of March 1986
     Place: The Fashion Factory, 4801 McKnight Road, Pittsburgh, PA 15237
     Kind and period of notice Notice waived by all shareholders.
     ☐ The amendment was adopted by a consent in writing , setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.
6.	At the time of the action of shareholders:
(a)	The total number of shares outstanding was:

15,000

(b)	The number of shares entitled to vote was:

15,000

7.	In the action taken by the shareholders:
(a)	The number of shares voted in favor of the amendment was:

12,501

(b)	The number of shares voted against the amendment was: 0

2,499 shares did not vote.
8.	The amendment adopted by the shareholders, set forth in full, is as follows:
     1. The name of the corporation shall be changed from The Pennsylvania Fashion Factory, Inc. to Pennsylvania Fashions, Inc.
     2. The location and post office address of the registered office of the corporation in this Commonwealth shall be changed from:
               4801 McKnight Road
               Pittsburgh, PA 15237
to
               155 Thorn Hill Road
               Warrendale, PA 15086-9999
     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this (Illegible) day of APRIL 1986.

Attest:	The Pennsylvania Fashion Factory, Inc.
(NAME OF CORPORATION)

/s/ Ruth Ann Klein	By:	/s/ Eugene J. Klein
Ruth Ann Klein (SIGNATURE)		Eugene J. Klein (SIGNATURE)
Secretary		President
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)		(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
(CORPORATE SEAL)
INSTRUCTIONS FOR COMPLETION OF FORM
A.	Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.	Any necessary governmental approvals shall accompany this form.

C.	Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D.	If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E.	If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F.	BCL §(Illegible)07 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

To All to Whom These Presents Shall Come, Greeting:
     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a
CERTIFICATE OF AMENDMENT
evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and
     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by
THE PENNSYLVANIA FASHION FACTORY, INC.
name change to
PENNSYLVANIA FASHIONS, INC.
     Therefore, Known [Illegible], That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 14th day of April in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred tenth.

/s/ Authorized Signatory

Secretary of the Commonwealth

Applicant’s Account No. DSCB: BCL—806 (Rev. 8-72) Filing Fee: $40 AB-2 Articles of Amendment- Domestic Business Corporation	8941 102 COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU 640782 — 007	Filed this day of, MAY 08 1989 A.D. 19 Commonwealth of Pennsylvania Department of State /s/ James J. Hazzy Secretary of the Commonwealth

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. § 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:
1. The name of the corporation is:
     PENNSYLVANIA FASHIONS, INC.
2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

155	Thorn Hill Road
(NUMBER)	(STREET)

Warrendale Pennsylvania	15086-7527
(CITY)	(ZIP CODE)
3. The statute by or under which it was incorporated is:
     Pennsylvania Corporation Law Act of May 5, 1933 (PL 364) as amended.
4. The date of its incorporation is: October 20, 1976
5. (Check, and if appropriate, complete one of the following):
     ☑ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.
     Time: The 30th day of March, 1989.
     Place: 2471 Mt. Royal Road, Pittsburgh, PA 15217
     Kind and period of notice Waived
     ☐ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.
6. At the time of the action of shareholders:
(a)	The total number of shares outstanding was:

15,000

(b)	The number of shares entitled to vote was:

15,000

DSCB: BCL—806 (Rev. 8-72)-2
7. In the action taken by the shareholders:
(a)	The number of shares voted in favor of the amendment was:

11,351

(b)	The number of shares voted against the amendment was:

0
8. The amendment adopted by the shareholders, set forth in full, is as follows:
The total authorized shares of stock of PENNSYLVANIA FASHIONS, INC. shall be reduced from 200,000 to 30,000 by reduction of the authorized shares of the Class A stock from 100,000 to 30,000 at $1.00 par and by cancellation of the authorized 100,000 shares of the Class B stock.
     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this day of 3/30/89.

PENNSYLVANIA FASHIONS, INC.
(NAME OF CORPORATION)

Attest:	By:	/s/ Eugene J. Klein
Eugene J. Klein (SIGNATURE)
/s/ Ruth Ann Klein		President
Ruth Ann Klein (SIGNATURE)		(TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
Secretary
(TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)
(CORPORATE SEAL)
INSTRUCTIONS FOR COMPLETION OF FORM:
A.	Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB: 17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

B.	Any necessary governmental approvals shall accompany this form.

C.	Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

D.	If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

E.	If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

F.	BCL §807 (15 P. S. §1807) requires that the corporation shall advertise its intention to file or the filing of Article of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

To All to Whom These Presents Shall Come, Greeting:
     Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a
CERTIFICATE OF AMENDMENT
evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and
     Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by
PENNSYLVANIA FASHIONS, INC.
     Therefore, Know [Illegible], That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

Given	under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 8th day of May in the year of our Lord one thousand nine hundred and eighty-nine and of the Commonwealth the two hundred thirteenth.

/s/ Authorized Signatory

Secretary of the Commonwealth

Microfilm Number __________________	File with the Department of State on JUL 31 1998
Entity Number 640782

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	/s/ Yvette Kane
Secretary of the Commonwealth

ARTICLES OF AMENDMENT — DOMESTIC BUSINESS CORPORATION
          In compliance with the requirements of 15 Pa. C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.	The name of the Corporation is: Pennsylvania Fashions, Inc.

2.	The (a) address of this Corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	155 Thornhill Road	Warrendale	PA	15086	Allegheny
	Number and Street	City	State	Zip	County

(b)	c/o
	Name of Commercial Registered Office Provider	County
3.	The statute by or under which it was incorporated is: Business Corporation Law (P.L. 364, as amended.)

4.	The date of its incorporation is: October 20, 1976

5.	(Check, and if appropriate complete, one of the following):
☐	The amendment shall be effective upon filing these Articles of Amendment in the Department of State

☑	The amendment shall be effective on	August 2, 1998	at	12:00 a.m.
		Date		Hour
6.	(Check one of the following):
☑	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. § 1914(a) and (b)

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c)
7.	(Check, and if appropriate, complete one of the following:
☐	The amendment adopted by the corporation, set forth in full, is as follows:

☑	The amendment adopted by the corporation, set forth in full in Exhibit A attached hereto and made a part hereof
8.	(Check if the amendment restates the Articles):
☑	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.
          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendments to be signed by a duly authorized officer thereof this 31st day of July, 1998.

PENNSYLVANIA FASHIONS, INC.
By:	/s/ Cary Klein
Title: President

EXHIBIT A
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PENNSYLVANIA FASHIONS, INC.
     The undersigned, being the Chief Executive Officer and President of Pennsylvania Fashions, Inc. (the “Corporation”‘) hereby certifies that (i) the Corporation was duly organized as a Pennsylvania corporation on October 15, 1976, (ii) Articles of Incorporation were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on October 20, 1976, pursuant to the Act of May 5, 1933 (PL 364) (15 PS 1204), as amended, and (iii) these Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 1912, 1914, 1915 and 1916 of the Pennsylvania Business Corporation Act.
     By unanimous written consent of the shareholders of the Corporation, the following amendment and restatement of the articles was adopted.
     The undersigned further certifies the Articles of Incorporation are hereby amended and restated in their entirety to supersede the original articles and any amendments thereto as follows:
FIRST: The name of the corporation is Pennsylvania Fashions, Inc.
SECOND: The total number of shares of stock which the corporation shall have authority to issue is 100,000 having a par value of $.01 per share. All such shares are Common Stock, of which there are four classes: Class A Common Stock, consisting of 30,000 shares (the “Class A Stock”), Class B Common Stock consisting of 30,000 shares (the “Class B Stock”), Class C Common Stock, consisting of 30,000 shares (the “Class C Stock”) and Class D Common Stock, consisting of 10,000 shares (the “Class D Stock”) and, together with the Class A Stock, the Class B Stock and the Class C Stock, the “Common Stock”). The Class A Stock, the Class B Stock, the Class C Stock and the Class D Stock shall have the following designations, preferences and relative, optional and other rights and qualifications, limitations and restrictions:
          (A) Dividends. The holders of the shares of Common Stock shall be entitled to receive dividends when, as and if and only if declared by the Board of Directors, out of funds legally available therefor; provided, however, except as provided in Paragraph B, any dividends declared on the Common Stock shall be declared on all shares of Common Stock as if one class and no dividend may be declared on the Class A Stock, the Class B Stock, the Class C Stock or the Class D Stock, unless similarly declared on each of the other. A dividend, if declared on the Common Stock, shall be paid to the holders of record thereof at the close of business on the date specified by the Board of Directors at the time such dividend is declared.
          (B) Distributions upon Liquidation Dissolution Winding Up, etc.
          (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or other transactions referred to in Paragraph B(2)

of this Article (each a “Liquidity Transaction”), the holders of shares of Class B Stock and Class D Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital or surplus and whether not any dividends are declared, before any payment shall be made or any assets distributed to the holders of any shares of Class A Stock or, Class C Stock, an amount per share equal to the Preference Value (as defined below) or, if the assets of the Corporation are insufficient to pay the Preference Value in full, such assets to be distributed on a pro rata basis based on the number of shares of Class B Stock and Class D Stock then held by such Class B Stockholders and Class D Stockholders relative to the sum of the number of shares of Class B Stock and Class D Stock then issued and outstanding. The assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Common Stockholders remaining after payment of the Preference Value to the holders of Class B Stock and Class D Stock shall be distributed pro rata to the holders of Class A Stock and the Class C Stock on a per share basis up to the Preference Value, and thereafter shall be distributed pro rata to holders of Class A Stock, Class B Stock, Class C Stock and Class D Stock. If the assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Common Stockholders, are or is not sufficient to pay in full the Preference Value (on a pro rata basis as set forth above) payable on each share of Class B Stock and Class D Stock, then each such share of Class B Stock and Class D Stock shall participate ratably in such distribution of assets or the proceeds thereof or such payment, and no amount shall be payable or distributed in respect of the Class A Stock or the Class C Stock.
          (2) Without limiting the generality or effect of Paragraph B(1) of this Article, for purposes of this Paragraph B, any (i) sale, lease, transfer or other disposition of all or substantially all of the property, assets or Capital Stock of the Corporation or (ii) consolidation or merger of the Corporation with or into one or more other entities, or any other business combination or acquisition transaction, shall be deemed to be a Liquidity Transaction.
          (3) The payment with respect to each outstanding fractional share of Class B Stock and Class D Stock under this Paragraph B shall be equal to a ratably proportionate amount of the payment under this Paragraph B with respect to each outstanding share of Class B Stock and Class D Stock.
          (4) For purposes of this Article, the Term “Preference Value” means an amount per share of Class B Stock and Class D Stock equal to $4,578.31 as of August 2, 1998, to accrue, subject to Paragraph B(5), at and from such date to each date of calculation thereof on a daily basis at a rate per annum of 10% compounded annually on each such share of Class B Stock and Class D Stock.
          (5) During a Board Control Period, the Class B Stockholders may, at their option (exercised by a vote of a majority of the issued and outstanding Class B Stock), nominate and elect a Director (an “Additional Director”) to serve during such Board Control Period in addition to the number of Class B Directors otherwise permitted under Paragraph C(3). The Preference Value will cease to accrue pursuant to Paragraph B(4) upon the (a) consummation of the Initial Public Offering by the Corporation or (b) election of an Additional Director and during such Additional Director’s tenure as provided in the immediately preceding sentence. The Preference Value will continue to accrue on and after the Board Control Hurdle

2

Cure Date, subject to the immediately preceding sentence (without forfeiture of any portion of any portion of the Preference Value accrued prior to the occurrence of either of the event set forth in clause (a) or (b) of this paragraph B(5).
          (C) Voting Rights.
          (1) On any matter with respect to which Stockholder approval is required under the terms of Paragraph C(2) or any applicable law (“Stockholder Matter”), the Class A Stockholders and the Class B Stockholders will vote as separate classes in accordance with the terms hereof. For so long as the Class A Stockholders and the Class B Stockholders vote as separate classes under the terms hereof, Common Stockholder approval of any Stockholder Matter will require both (i) a majority of the Class A Stockholders votes entitled to be cast being cast in the affirmative and (ii) a majority of the Class B Stockholders votes entitled to be cast being cast in the affirmative, in each case, at a meeting of the stockholders duly noticed and convened in accordance with applicable law and otherwise in accordance with the terms of these Amended and Restated Articles of Incorporation or by written consent of the Common Stockholders. During any Board Control Period, the Class B Stockholders shall be entitled, at their option, to direct the Class A Stockholders as to how to vote the shares of Class A Stock on all Stockholder Matters and the Class A Stockholders hereby agree to follow such directions during the Board Control Period. The foregoing sentence is intended to comply with the requirements of Section 1768 of the Pennsylvania Business Corporation Act. Each share of Class A Stock and Class B Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of such Common Stockholders of the Corporation. The Class C Stock and Class D Stock will be non-voting.
          (2) In no event will action be taken with regard to the following matters without the favorable vote of the Stockholders taken in accordance with the terms of Paragraph C(l):
               (A) Amendments to the Corporation’s Amended and Restated Articles of Incorporation or Bylaws;
               (B) The issuance of New Securities (subject to the provisions of Article II or III of the Stockholders Agreement, among the Corporation and the stockholder parties named therein, dated as of August 3, 1998 (the “Stockholders Agreement”));
               (C) Dissolution, liquidation, or sale of all or substantially all of the Corporation’s assets (subject to the provisions of Article II of the Stockholders Agreement);
               (D) Merger, consolidation, or share exchange (subject to the provisions of Article II of the Stockholders Agreement); and
               (E) Election of Directors (subject to Paragraph C(3));
          (3) Subject to Paragraph B(5), the Board shall consist of three Directors, two of whom will be designated by the holders of a majority of the Class B Stock (together with the Additional Class B Director, if any, elected in accordance with Paragraph B(5), the “Class B Directors”) and two of whom will be designated by the holders of a majority of

3

Class A Stock (the “Class A Directors”). One Class A Director (the “Family Class A Director”) will be entitled to two votes on each matter which requires the approval of the Board or any committee thereof and the other Class A Director (the “Management Class A Director”) will not be entitled to vote. The Family Class A Director and the Management Class A Director will each be designated by the holders of a majority of the Class A Stock. The Class B Directors will each be entitled to one vote, on each matter which requires the approval of the Board or any committee thereof.
THIRD: Capitalized terms used but not otherwise herein have the following meanings:
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Asset Sale” means any direct or indirect issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Corporation or any of the subsidiaries of the Corporation to any Person other than the Corporation or a subsidiary of the Corporation of (a) any Capital Stock of any subsidiary of the Corporation or (b) any other property or assets of the Corporation or any subsidiary of the Corporation other than in the ordinary course of business.
     “Board” means the Board of Directors of the Corporation.
     “Board Control Hurdle” means the Consolidated EBITDA set forth below for each Testing Period:

Testing Period	Consolidated EBITDA
1999 Fiscal Year	$10,000,000
2000 Fiscal Year	$14,500,000
2001 Fiscal Year	$16,700,000
Each Fiscal Year thereafter	an amount equal to 1.10
times the Board Control
Hurdle for the
immediately preceding
Fiscal Year
     “Board Control Period” means the period of time, prior to the Initial Public Offering, commencing on and after the first Testing Date on which the Corporation’s Consolidated EBITDA does not equal or exceed the Board Control Hurdle for the Testing Period to which such Testing Date relates and ending on the first subsequent Testing Date on which the

4

Corporation’s Consolidated EBITDA exceeds the Board Control Hurdle for the Testing Period to which such Testing Date relates (the “Board Control Hurdle Cure Date”).
     “Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including the Common Stock of such Person and (b) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.
     “Class A Stockholder” means any holder of shares of Class A Stock.
     “Class B Stockholder” means any holder of shares of Class B Stock.
     “Class C Stockholder” means any holder of shares of Class C Stock.
     “Class D Stockholder” means any holder of shares of Class D Stock.
     “Common Stockholder” means any record and beneficial holder of Class A Stock, Class B Stock, Class C Stock and Class B Stock.
     “Corporation Accountants” means the “big six” certified public accounting firm engaged by the Corporation at the time of any calculation or report required to be made by the Corporation Accountants hereunder.
     “Consolidated EBITDA” means, with respect to the Corporation for any Testing Period, the sum (without duplication) of (a) Consolidated Net Income and (b) to the extent Consolidated Net Income has been reduced thereby, (i) all income taxes of the Corporation and the subsidiaries of the Corporation recorded as a tax provision in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (ii) Consolidated Interest Expense and (iii) Consolidated Non-cash Charges, all as determined on a consolidated basis for the Corporation and the subsidiaries of the Corporation in accordance with GAAP. Except to the extent expressly set forth herein, the components of Consolidated EBITDA will be determined by the Corporation Accountants in accordance with GAAP.
     “Consolidated Interest Expense” means, with respect to the Corporation for any Testing Period, the sum of, without duplication: (a) the aggregate of the interest expense of the Corporation and the subsidiaries of the Corporation and/or for such period determined on a consolidated basis in accordance with GAAP and (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Corporation and subsidiaries of the Corporation during such Testing Period as determined on a consolidated basis in accordance with GAAP.
     “Consolidated Net Income” means, with respect to the Corporation for any Testing Period, the aggregate net income (or loss) of the Corporation and the subsidiaries of the Corporation for such period on a consolidated basis, determined in accordance with GAAP, provided that there shall be excluded from the calculation thereof (a) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains or losses, (c) the net income of any Person acquired in a

5

“pooling of interests” transaction accrued prior to the date it becomes a subsidiary of the Corporation or is merged or consolidated with the Corporation or any subsidiary of the Corporation, (d) the net income of any subsidiary of the Corporation to the extent that the declaration of dividends or similar distributions by that subsidiary of that income is restricted by a contract, operation of law or otherwise, (e) the net income of any other Person, other than a subsidiary of the Corporation, except to the extent of cash dividends or distributions paid to the Corporation or to a subsidiary of the Corporation by such other Person, (f) in the case of a successor to the Corporation by consolidation or merger or as a transferee of the Corporation’s assets, any net income (or loss) of the successor corporation prior to such consolidation, merger or transfer of assets, and (g) Transaction Fees and Expenses (as defined in the Stockholders Agreement).
     “Consolidated Non-cash Charges” means, with respect to the Corporation for any Testing Period, the aggregate depreciation and amortization of the Corporation and the subsidiaries of the Corporation reducing Consolidated Net Income of the Corporation for such period.
     “Director” means a member of the Board.
     “Fiscal Year” means the fiscal year of the Corporation (as in effect from time to time) which is, as of the date hereof, the 52/53 week period ending on the Saturday nearest July 31.
     “GAAP” means U.S. generally accepted accounting principles on a basis consistent with, and using the same principles, policies and methodology used in, the preparation of the Corporation’s audited balance sheet for the Fiscal Year ended August 2, 1997 and the related statements of income, retained earnings and cash flows for the Fiscal Year then ended.
     “Initial Public Offering” means the first Public Offering of equity securities of the Corporation; provided that such Public Offering generates aggregate gross proceeds before commissions and discounts of not less than $20 million.
     “New Securities” means any Capital Stock that is not issued and outstanding on the date hereof, excluding Capital Stock issued in connection with a stock split or stock dividend declared with respect to Capital Stock that is issued and outstanding on the date hereof and excluding Capital Stock issued upon exercise of the options to purchase Common Stock.
     “Person” means an individual, corporation, partnership, trust, association, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Public Offering” means any primary or secondary public offering of equity securities of the Corporation pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.
     “Securities Act” means the Securities Act of 1933, as amended.

6

     “Testing Date” means the date on which Consolidated EBITDA is determined by the Corporation Accountants for the most recent Fiscal Year, which date will not be later than 90 days after the last day of each Fiscal year.
     “Testing Period” means any Fiscal Year of the Corporation.
FOURTH: The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department) 155 Thornhill Road, Warrendale, Pennsylvania 15086-7527 (Allegheny County).
FIFTH: The purpose of the corporation is to transact any or all lawful business for which corporations may be organized under the Pennsylvania Business Corporation Act.
SIXTH: Personal Liability of Directors and Officers.
     (A) Limitation on Liability of Directors. To the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit (elimination or limitation of the liability of directors, no director of the Corporation shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director, provided such acts or omissions were made in good faith.
     (B) Officers: Standard of Care and Personal Liability. An officer of the Corporation shall perform his duties as an officer in good faith, and in a manner he reasonably believes to be in the best interests of the Corporation, so long as his performance does not constitute self-dealing, willful misconduct or recklessness. A person who so performs his duties shall not be liable by reason of having been an officer of the Corporation. The provisions of this paragraph (b) shall not apply to (i) the responsibility or liability of an officer pursuant to any criminal statute or (ii) the liability of an officer for the payment of taxes pursuant to Federal, State or local law.
     (C) Nature and Extent of Rights. The provisions of this Article Sixth shall be deemed to be a contract with each director and officer of the Corporation who serves as such at any time while this Article Sixth is in effect, and each director and officer shall be deemed to be so serving in reliance on the provisions of this Article Sixth. Any amendment or repeal of this Article Sixth or adoption of any bylaw or provision of the Articles of Incorporation of the Corporation which has the effect of increasing director or officer liability shall operate prospectively only and shall not have any effect with respect to any action taken, or any failure to act, by a director or officer prior thereto.
SEVENTH: These Amended and Restated Articles of Incorporation will become effective as of August 2, 1998 (the “Effective Date”).
EIGHTH: Miscellaneous.
     (A) On the Effective Date, the Common Stockholders will enter into the Stockholders Agreement satisfying the requirements of Section 1768 of the Pennsylvania Business Corporation Act. In the event of any conflict between the substantive terms of these

7

Amended and Restated Articles of Incorporation and the Stockholders Agreement, the Stockholders have agreed to take all actions necessary to conform the substantive terms of these Amended and Restated Articles of Incorporation to the substantive terms of the Stockholders Agreement.
     (B) In the event of a stock dividend, split or similar transaction, any provision in these Articles which is dependent upon a specified number of shares or price per share shall be equitably adjusted so as to take into account the effect of such stock dividend, split or similar transaction.
     (C) Except as permitted by the Pennsylvania Business Corporation Act and the Stockholders Agreement, the Amended and Restated Articles of Incorporation shall not be further amended in any manner that would adversely affect the preferences, rights, or powers of any class or series of Capital Stock.
     (D) Each provision of these Articles shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

8

Microfilm Number	File with the Department of

Entity Number 640782	State on AUG 11 1998

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	/s/ Authorized Signatory

Secretary of the Commonwealth
ARTICLES OF AMENDMENT — DOMESTIC BUSINESS CORPORATION
          In compliance with the requirements of 15 Pa. C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.	The name of the Corporation is: Pennsylvania Fashions, Inc.

2.	The (a) address of this Corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	155 Thornhill Road	Warrendale	PA	15086	Allegheny
	Number and Street	City	State	Zip	County

(b)	c/o
	Name of Commercial Registered Office Provider	County
3.	The statute by or under which it was incorporated is: Business Corporation Law (P.L. 364, as amended.)

4.	The date of its incorporation is: October 20, 1976

5.	(Check, and if appropriate complete, one of the following):
☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State

☐	The amendment shall be effective on		at
		Date		Hour
6.	(Check one of the following):
☑	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. § 1914(a) and (b)

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c)
7.	(Check, and if appropriate, complete one of the following:
☑	The amendment adopted by the corporation, set forth in full, is as follows:

The Second Article of the Company’s Amended and Restated Articles of Incorporation is hereby amended to add paragraph (D) as follows:
“(D) Conversion. The Company will convert each share of Class D Common Stock to be sold by a BNP Stockholder (as defined in the Stockholders Agreement) pursuant to Articles III and IV of the Stockholders Agreement on or prior to the consummation of such sale into one share of Class B Common Stock.”
☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof
8.	(Check if the amendment restates the Articles):
☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.
     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 3rd day of August, 1998.

PENNSYLVANIA FASHIONS, INC.
By:	/s/ Cary Klein
Title: President

Microfilm Number __________________	File with the Department of State on DEC 09 1999
Entity Number 640782

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	/s/ Kim Pizzingrilli
Secretary of the Commonwealth

ARTICLES OF AMENDMENT — DOMESTIC BUSINESS CORPORATION
          In compliance with the requirements of 15 Pa. C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.	The name of the Corporation is: Pennsylvania Fashions, Inc.

2.	The (a) address of this Corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	155 Thornhill Road	Warrendale	PA	15086	Allegheny
	Number and Street	City	State	Zip	County

(b)	c/o
	Name of Commercial Registered Office Provider	County
3.	The statute by or under which it was incorporated is: Act of May 5, 1933, P.L. 364 as amended

4.	The date of its incorporation is: October 20, 1976

5.	(Check, and if appropriate complete, one of the following):
☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State

☐	The amendment shall be effective on	________	at	________
		Date		Hour
6.	(Check one of the following):
☑	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. § 1914(a) and (b)

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c)

7.	(Check, and if appropriate, complete one of the following:
☑	The amendment adopted by the corporation, set forth in full, is as follows:
          RESOLVED, that the shareholders hereby approve and adopt the amendment to the Articles of Incorporation of the Corporation so that the first paragraph of Article Second of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:
“The total number of shares of stock which the corporation shall have authority to issue is 457,831,300 having a par value of $.01 per share. All such shares are Common Stock, of which there are four classes: Class A Common Stock, consisting of 137,349,390 shares (the “Class A Stock”), Class B Common Stock, consisting of 137,349,390 shares (the “Class B Stock”), Class C Common Stock, consisting of 137,349,390 shares (the “Class C Stock”) and Class D Common Stock, consisting of 45,783,130 shares (the “Class D Stock” and, together with the Class A Stock, the Class B Stock and the Class C Stock, the “Common Stock”). The Class A Stock, the Class B Stock, the Class C Stock and the Class D Stock shall have the following designations, preferences and relative, optional and other rights and qualifications, limitations and restrictions:”
☐	The amendment adopted by the corporation, set forth in full in Exhibit A attached hereto and made a part hereof
8.	(Check if the amendment restates the Articles):
☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.
          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendments to be signed by a duly authorized officer thereof this 7th day of December, 1999.

PENNSYLVANIA FASHIONS, INC.
By:	/s/ Cary Klein
Title: CEO

Microfilm Number __________________	File with the Department of State on JAN 10 2001
Entity Number 640782

COMMONWEALTH OF PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU	/s/ Kim Pizzingrilli
Secretary of the Commonwealth

ARTICLES OF AMENDMENT — DOMESTIC BUSINESS CORPORATION
          In compliance with the requirements of 15 Pa. C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:
1.	The name of the Corporation is: Pennsylvania Fashions, Inc.

2.	The (a) address of this Corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	155 Thornhill Road	Warrendale	PA	15086	Allegheny
	Number and Street	City	State	Zip	County

(b)	c/o
	Name of Commercial Registered Office Provider	County
3.	The statute by or under which it was incorporated is: Business Corporation Law (P.L. 364, as amended.)

4.	The date of its incorporation is: October 20, 1976

5.	(Check, and if appropriate complete, one of the following):
☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State

☐	The amendment shall be effective on	_______	at	_______
		Date		Hour
6.	(Check one of the following):
☑	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa. C.S. § 1914(a) and (b)

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c)
7.	(Check, and if appropriate, complete one of the following:
☐	The amendment adopted by the corporation, set forth in full, is as follows:

☑	The amendment adopted by the corporation, set forth in full in Exhibit A attached hereto and made a part hereof
8.	(Check if the amendment restates the Articles):
☑	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.
          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendments to be signed by a duly authorized officer thereof this 2nd day of October, 2000.

PENNSYLVANIA FASHIONS, INC.
By:	/s/ Cary Klein
Title: CEO

EXHIBIT A
SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PENNSYLVANIA FASHIONS, INC.
     The undersigned, being the Chief Executive Officer and President of Pennsylvania Fashions, Inc. (the “Corporation”) hereby certifies that (i) the Corporation was duly organized as a Pennsylvania corporation on October 15, 1976, (ii) Articles of Incorporation were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on October 20, 1976, pursuant to the Act of May 5, 1933 (PL 364) (15 PS 1204), as amended, (iii) Amended and Restated Articles of Incorporation were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on August 2, 1998 pursuant to the Act of May 5,1933 (PL 364) (15 PS 1204), as amended, and (iv) these Second Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 1912, 1914, 1915 and 1916 of the Pennsylvania Business Corporation Act.
     By unanimous written consent of the shareholders of the Corporation, the following amendment and restatement of the articles was adopted.
     The undersigned further certifies that the Amended and Restated Articles of Incorporation are hereby amended and restated in their entirety to supersede such Amended and Restated Articles of Incorporation and any amendments thereto as follows:
FIRST: The name of the corporation is Pennsylvania Fashions, Inc.
SECOND: The total number of shares of stock which the corporation shall have authority to issue is 457,841,300 having a par value of $.01 per share. 457,831,300 of such shares are designated as Common Stock, of which there are four classes: Class A Common Stock, consisting of 137,349,390 shares (the “Class A Stock”), Class B Common Stock consisting of 137,349,390 shares (the “Class B Stock”), Class C Common Stock, consisting of 137,349,390 shares (the “Class C Stock”) and Class D Common Stock, consisting of 45,783,130 shares (the “Class D Stock” and, together with the Class A Stock, the Class B Stock and the Class C Stock, the “Common Stock”); and 10,000 of such shares are designated as Series A Preferred Stock (the “Preferred Stock”). The Common Stock and the Preferred Stock shall have the following designations, preferences and relative, optional and other rights and qualifications, limitations and restrictions:
          (A) Dividends.
          (1) The holders of shares of Preferred Stock shall be entitled to receive (i) cumulative dividends payable by the issuance of additional shares of Preferred Stock (in accordance with Paragraph A(2)) at the rate of 12.5% per annum (compounded annually) based on the aggregate number of shares of Preferred Stock each such holder then holds (“PIK Preferred Dividends”) and (ii) participating dividends as and when dividends are declared and paid on the Common Stock in accordance with Paragraph A(3). PIK Preferred Dividends on each share of Preferred Stock will accrue whether or not declared by the Board, shall be cumulative commencing from the date of issuance of each such share and shall be payable in arrears within 60 days following the end of each Fiscal Year to which such dividends relate (the “Dividend Payment Date”). Any PIK Preferred Dividends payable on shares of Preferred Stock for any partial period will be computed based on the actual number of days elapsed (commencing with and including the date of issuance of such shares) and on the basis of a 360-day year consisting of 12 30-day months, and shall be payable within 60 days following the end of any such partial period; the date on which such payment, if any, is made shall be deemed to be a Dividend Payment Date for purposes of this Paragraph A. PIK Preferred Dividends shall be paid to the holders of record of the Preferred Stock at the close of business on the applicable record date, which shall be the last day of the Fiscal Year to which such dividends relate or on such other date designated by the Board that is not more than 60 nor less than 10 days prior to the Dividend Payment Date.
          (2) PIK Preferred Dividends payable on the Preferred Stock pursuant to Paragraph A(1) will be payable by the issuance, as of the applicable Dividend Payment Date, of additional fully paid, non-assessable shares of Preferred Stock. Prior to paying any such dividends, the Board will take such action as is necessary to increase the number of authorized shares of Preferred Stock by the number of shares to be issued pursuant to Paragraph A(l) and this Paragraph A(2), including without limitation the filing of an amendment to these Second Amended and Restated Articles of Incorporation with the Department of State of the Commonwealth of Pennsylvania in accordance with Paragraph C.
          (3) The holders of the shares of Common Stock shall be entitled to receive dividends when, as and if (and only if) declared by the Board of Directors, out of funds legally available therefor; provided, however, except as provided in Paragraph B, any dividends declared on the Common Stock shall be declared on all shares of Common Stock as if one class, and no dividend may be declared on the Class A Stock, the Class B Stock, the Class C Stock or the Class D Stock, unless similarly declared on each of the other; and provided, further, however, the holders of shares of Preferred Stock shall be entitled to share in any dividends (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) declared and paid upon or set aside for the Common Stock pro rata in accordance with the aggregate number of shares of Preferred Stock and Common Stock then issued and outstanding. A dividend, if declared on the Common Stock, shall be paid to the holders of record thereof and of the Preferred Stock, if applicable, at the close of business on the date specified by the Board of Directors at the time such dividend is declared.
          (B) Distributions upon Liquidation Dissolution Winding Up, etc.
          (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or other transactions referred to in Paragraph B(3)

of this Article (each a “Liquidity Transaction”), the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital or surplus and whether or not any dividends are declared, before any payment shall be made or any assets distributed to the holders of any shares of Common Stock, an amount per share equal to the Preferred Preference Value (as defined below) or, if the assets of the Corporation are insufficient to pay the Preferred Preference Value in full, such assets to be distributed on a pro rata basis based on the aggregate number of shares of Preferred Stock then held by such Preferred Stockholders relative to the number of shares of Preferred Stock then issued and outstanding. The assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders remaining after payment of the Preferred Preference Value to the holders of Preferred Stock shall be distributed to the holders of Class B Stock and Class D Stock in accordance with Paragraph B(2). If the assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders, are or is not sufficient to pay in full the Preferred Preference Value (on a pro rata basis as set forth above) payable on each share of Preferred Stock, then each such share of Preferred Stock shall participate ratably in such distribution of assets or the proceeds thereof or such payment, and no amount shall be payable or distributed in respect of the Common Stock.
          (2) In the event of a Liquidity Transaction, after the payment to the holders of Preferred Stock of the full Preferred Preference Value specified in Paragraph B(l), the holders of shares of Class B Stock and Class D Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital or surplus and whether or not any dividends are declared, before any payment shall be made or any assets distributed to the holders of any shares of Class A Stock or Class C Stock, an amount per share equal to the Common Preference Value (as defined below) or, if the assets of the Corporation are insufficient to pay the Common Preference Value in full, such assets to be distributed on a pro rata basis based on the number of shares of Class B Stock and Class D Stock then held by such Class B Stockholders and Class D Stockholders relative to the sum of the number of shares of Class B Stock and Class D Stock then issued and outstanding. The assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders remaining after payment of the Common Preference Value to the holders of Class B Stock and Class D Stock shall be distributed pro rata to the holders of Class A Stock and the Class C Stock on a per share basis up to the Common Preference Value, and thereafter shall be distributed pro rata to holders of Class A Stock, Class B Stock, Class C Stock, Class D Stock and Preferred Stock. If the assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders, are or is not sufficient to pay in full the Common Preference Value (on a pro rata basis as set forth above) payable on each share of Class B Stock and Class D Stock, then each such share of Class B Stock and Class D Stock shall participate ratably in such distribution of assets or the proceeds thereof or such payment, and no amount shall be payable or distributed in respect of the Class A Stock or the Class C Stock.
          (3) Without limiting the generality or effect of Paragraph B(l) and Paragraph B(2) of this Article, for purposes of this Paragraph B, any (i) sale, lease, transfer or other disposition of all or substantially all of the property, assets or Capital Stock of the Corporation or (ii) consolidation or merger of the Corporation with or into one or more other entities, or any other business combination or acquisition transaction, shall be deemed to be a Liquidity Transaction.
          (4) The payment with respect to each outstanding fractional share of Preferred Stock, Class B Stock and Class D Stock under this Paragraph B shall be equal to a ratably proportionate amount of the payment under this Paragraph B with respect to each outstanding share of Preferred Stock, Class B Stock and Class D Stock.
          (5) For purposes of this Article, the term “Preferred Preference Value” means an amount per share of Preferred Stock equal to $1,000.00 (as adjusted for any stock dividends, combinations or splits).
          (6) For purposes of this Article, the term “Common Preference Value” means an amount per share of Class B Stock and Class D Stock equal to $4,578.31 as of August 2, 1998, to accrue, subject to Paragraph B(7), at and from such date to each date of calculation thereof on a daily basis at a rate per annum of 10% compounded annually on each such share of Class B Stock and Class D Stock.
          (7) During a Board Control Period, the Class B Stockholders may, at their option (exercised by a vote of a majority of the issued and outstanding Class B Stock), nominate and elect a Director (an “Additional Director”) to serve during such Board Control Period in addition to the number of Class B Directors otherwise permitted under Paragraph C(3). The Common Preference Value will cease to accrue pursuant to Paragraph B(6) upon the (a) consummation of the Initial Public Offering by the Corporation or (b) election of an Additional Director and during such Additional Director’s tenure as provided in the immediately preceding sentence. The Common Preference Value will continue to accrue on and after the Board Control Hurdle Cure Date, subject to the immediately preceding sentence (without forfeiture of any portion of the Common Preference Value accrued prior to the occurrence of either of the events set forth in clause (a) or (b) of this Paragraph B(7)).
          (C) Voting Rights.
          (1) On any matter with respect to which Stockholder approval is required under the terms of Paragraph C(2) or any applicable law (“Stockholder Matter”), the Class A Stockholders and the Class B Stockholders will vote as separate classes in accordance with the terms hereof. For so long as the Class A Stockholders and the Class B Stockholders vote as separate classes under the terms hereof, Common Stockholder approval of any Stockholder Matter will require both (i) a majority of the Class A Stockholders votes entitled to be cast being cast in the affirmative and (ii) a majority of the Class B Stockholders votes entitled to be cast being cast in the affirmative, in each case, at a meeting of the stockholders duly noticed and convened in accordance with applicable law and otherwise in accordance with the terms of these Second Amended and Restated Articles of Incorporation or by written consent of the Common Stockholders. During any Board Control Period, the Class B Stockholders shall be entitled, at their option, to direct the Class A Stockholders as to how to vote the shares of Class A Stock on all Stockholder Matters and the Class A Stockholders hereby agree to follow such directions during the Board Control Period. The foregoing sentence is intended to comply with the requirements of Section 1768 of the Pennsylvania Business Corporation Act. Each share of Class A Stock and Class B Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of such Common Stockholders of the Corporation. The Class C Stock, Class D Stock and Preferred Stock will be non-voting.
          (2) In no event will action be taken with regard to the following matters without the favorable vote of the Stockholders taken in accordance with the terms of Paragraph C(1):
               (A) Amendments to the Corporation’s Second Amended and Restated Articles of Incorporation or Bylaws (other than any amendment solely providing for an increase in the authorized number of shares of Preferred Stock in order to permit the Corporation to perform its obligations to issue dividends under Paragraph A(l) hereof);
               (B) The issuance of New Securities (subject to the provisions of Article II or III of the Stockholders Agreement, among the Corporation and the stockholder parties named therein, dated as of August 3, 1998, as amended and restated from time to time (the “Stockholders Agreement”));
               (C) Dissolution, liquidation, or sale of all or substantially all of the Corporation’s assets (subject to the provisions of Article II of the Stockholders Agreement);
               (D) Merger, consolidation, or share exchange (subject to the provisions of Article II of the Stockholders Agreement); and
               (E) Election of Directors (subject to Paragraph C(3)).
          (3) Subject to Paragraph B(7), the Board shall consist of four Directors, two of whom will be designated by the holders of a majority of the Class B Stock (together with the Additional Class B Director, if any, elected in accordance with Paragraph B(7), the “Class B Directors”) and two of whom will be designated by the holders of a majority of Class A Stock (the “Class A Directors”). One Class A Director (the “Family Class A Director”) will be entitled to two votes on each matter which requires the approval of the Board or any committee thereof and the other Class A Director (the “Management Class A Director”) will not be entitled to vole. The Family Class A Director and the Management Class A Director will each be designated by the holders of a majority of the Class A Stock. The Class B Directors will each be entitled to one vote on each matter which requires the approval of the Board or any committee thereof.
          (D) Redemption.
          (1) For so long as any shares of Preferred Stock remain issued and outstanding, the Corporation, at any time, may redeem (an “Optional Redemption”) all or part of the then issued and outstanding shares of Preferred Stock (including any shares of Preferred Stock accrued as a PIK Preferred Dividend thereon) at a redemption price of $1000.00 per share (as adjusted for any stock dividends, combinations or splits) (the “Redemption Price”). Any redemption of only a part of the outstanding Preferred Stock by the Corporation pursuant to this Paragraph D(1) shall be pro rata as among the holders of Preferred Stock (based on the number of shares of Preferred Stock owned by such holders). Such Optional Redemption shall be exercised by the Corporation by delivery of a Redemption Notice in accordance with Paragraph D(2).
          (2) At least 30 but no more than 60 days prior to the date (the “Redemption Date”) of commencement of an Optional Redemption, the Corporation shall mail, postage prepaid, written notice to each holder of record (determined at the close of business on the business day preceding the day on which notice is given) of Preferred Stock to be redeemed at such holder’s post office address last shown on the records of the Corporation, notifying such holder of the redemption of such shares, specifying the applicable Redemption Date and the applicable Redemption Price and calling upon such holder to surrender to the Corporation, in the manner and at the place designated therein, his certificate or certificates representing the shares to be redeemed (such notice, the “Redemption Notice”). On or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender his certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on or prior to the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, for the benefit of the holders of Preferred Stock whose shares are being redeemed, then from and after the close of business on the Redemption Date, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.
          (3) On or prior to the applicable Redemption Date, the Corporation may deposit the Redemption Price for all shares of Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed. The balance of any monies deposited by the Corporation pursuant to this Paragraph D(3) remaining unclaimed at the expiration of one year following the applicable Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board, provided that the Preferred Stockholder to which such monies would be payable hereunder shall be entitled, upon surrender of his certificates representing such shares of Preferred Stock to the Corporation, to receive such monies but without interest from the applicable Redemption Date.

          (4) If the funds of the Corporation legally available for redemption of the Preferred Stock on any Redemption Date are insufficient to redeem the total number of such shares to be redeemed on such date, those funds which are legally available will be used to redeem such shares of Preferred Stock to be redeemed on such date ratably among the holders of the Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Preferred Stock, such funds will be immediately used to redeem the balance of any shares of Preferred Stock which the Corporation became obligated to redeem on such Redemption Date but which it had not redeemed.
THIRD: Capitalized terms used but not otherwise defined herein have the following meanings:
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
     “Asset Sale” means any direct or indirect issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Corporation or any of the subsidiaries of the Corporation to any Person other than the Corporation or a subsidiary of the Corporation of (a) any Capital Stock of any subsidiary of the Corporation or (b) any other property or assets of the Corporation or any subsidiary of the Corporation other than in the ordinary course of business.
     “Board” means the Board of Directors of the Corporation.
     “Board Control Hurdle” means the Consolidated EBITDA set forth below for each Testing Period:

Testing Period	Consolidated EBITDA
1999 Fiscal Year	$10,000,000
2000 Fiscal Year	$14,500,000
2001 Fiscal Year	$16,700,000
Each Fiscal Year thereafter	an amount equal to 1.10 times the Board Control Hurdle for the immediately preceding Fiscal Year

     “Board Control Period” means the period of time, prior to the Initial Public Offering, commencing on and after the first Testing Date on which the Corporation’s Consolidated EBITDA does not equal or exceed the Board Control Hurdle for the Testing Period to which such Testing Date relates and ending on the first subsequent Testing Date on which the Corporation’s Consolidated EBITDA exceeds the Board Control Hurdle for the Testing Period to which such Testing Date relates (the “Board Control Hurdle Cure Date”).
     “Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including the common stock of such Person, and (b) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.
     “Class A Stockholder” means any record and beneficial holder of shares of Class A Stock.
     “Class B Stockholder” means any record and beneficial holder of shares of Class B Stock.
     “Class C Stockholder” means any record and beneficial holder of shares of Class C Stock.
     “Class D Stockholder” means any record and beneficial holder of shares of Class D Stock.
     “Common Stockholder” means any holder of Class A Stock, Class B Stock, Class C Stock or Class D Stock.
     “Corporation Accountants” means the “big “five” certified public accounting firm engaged by the Corporation at the time of any calculation or report required to be made by the Corporation Accountants hereunder.
     “Consolidated EBITDA” means, with respect to the Corporation for any Testing Period, the sum (without duplication) of (a) Consolidated Net Income and (b) to the extent Consolidated Net Income has been reduced thereby, (i) all income taxes of the Corporation and the subsidiaries of the Corporation recorded as a tax provision in accordance with GAAP for such period (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions outside the ordinary course of business), (ii) Consolidated Interest Expense and (iii) Consolidated Non-cash Charges, all as determined on a consolidated basis for the Corporation and the subsidiaries of the Corporation in accordance with GAAP. Except to the extent expressly set forth herein, the components of Consolidated EBITDA will he determined by the Corporation Accountants in accordance with GAAP.
     “Consolidated Interest Expense” means, with respect to the Corporation for any Testing Period, the sum of, without duplication: (a) the aggregate of the interest expense of the Corporation and the subsidiaries of the Corporation and/or for such period determined on a consolidated basis in accordance with GAAP and (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Corporation and subsidiaries of the Corporation during such Testing Period as determined on a consolidated basis in accordance with GAAP.
     “Consolidated Net Income” means, with respect to the Corporation for any Testing Period, the aggregate net income (or loss) of the Corporation and the subsidiaries of the Corporation for such period on a consolidated basis, determined in accordance with GAAP, provided that there shall be excluded from the calculation thereof (a) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto, (b) after-tax items classified as extraordinary or nonrecurring gains or losses, (c) the net income of any Person acquired in a “pooling of interests” transaction accrued prior to the date it becomes a subsidiary of the Corporation or is merged or consolidated with the Corporation or any subsidiary of the Corporation, (d) the net income of any subsidiary of the Corporation to the extent that the declaration of dividends or similar distributions by that subsidiary of that income is restricted by a contract, operation of law or otherwise, (e) the net income of any other Person, other than a subsidiary of the Corporation, except to the extent of cash dividends or distributions paid to the Corporation or to a subsidiary of the Corporation by such other Person, (f) in the case of a successor to the Corporation by consolidation or merger or as a transferee of the Corporation’s assets, any net income (or loss) of the successor corporation prior to such consolidation, merger or transfer of assets, and (g) Transaction Fees and Expenses (as defined in the Stockholders Agreement).
     “Consolidated Non-cash Charges” means, with respect to the Corporation for any Testing Period, the aggregate depreciation and amortization of the Corporation and the subsidiaries of the Corporation reducing Consolidated Net Income of the Corporation for such period.
     “Director” means a member of the Board.
     “Fiscal Year” means the fiscal year of the Corporation (as in effect from time to time) which is, as of the date hereof, the 52/53 week period ending on the Saturday nearest July 31.
     “GAAP” means U.S. generally accepted accounting principles on a basis consistent with, and using the same principles, policies and methodology used in, the preparation of the Corporation’s audited balance sheet for the Fiscal Year ended August 2, 1997 and the related statements of income, retained earnings and cash flows for the Fiscal Year then ended.
     “Initial Public Offering” means the first Public Offering of equity securities of the Corporation; provided that such Public Offering generates aggregate gross proceeds before commissions and discounts of not less than $20 million.
     “New Securities” means any Capital Stock of the Corporation that is not issued and outstanding on the Effective Date, excluding (i) Capital Stock of the Corporation issued in connection with a stock split or stock dividend declared with respect to Capital Stock of the

Corporation that is issued and outstanding on the Effective Date, (ii) Capital Stock of the Corporation issued upon exercise of the options to purchase Common Stock and (iii) Capital Stock of the Corporation issued as a dividend on the Preferred Stock pursuant to Paragraph A hereof.
     “Person” means an individual, corporation, partnership, trust, association, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Preferred Stockholder” means any record and beneficial holder of shares of Preferred Stock.
     “Public Offering” means any primary or secondary public offering of equity securities of the Corporation pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Stockholder” means any Common Stockholder or Preferred Stockholder.
     “Testing Date” means the date on which Consolidated EBITDA is determined by the Corporation Accountants for the most recent Fiscal Year, which date will not be later than 90 days after the last day of each Fiscal year.
     “Testing Period” means any Fiscal Year of the Corporation.
FOURTH: The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department) 155 Thornhill Road, Warrendale, Pennsylvania 15086-7527 (Allegheny County).
FIFTH: The purpose of the corporation is to transact any or all lawful business for which corporations may be organized under the Pennsylvania Business Corporation Act.
SIXTH: Personal Liability of Directors and Officers.
          (A) Limitation on Liability of Directors. To the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit elimination or limitation of the liability of directors, no director of the Corporation shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director, provided such acts or omissions were made in good faith.
          (B) Officers: Standard of Care and Personal Liability. An officer of the Corporation shall perform his duties as an officer in good faith, and in a manner he reasonably believes to be in the best interests of the Corporation, so long as his performance does not constitute self-dealing, willful misconduct or recklessness. A person who so performs his duties shall not be liable by reason of having been an officer of the Corporation. The provisions of this paragraph (b) shall not apply to (i) the responsibility or liability of an officer pursuant to any criminal statute or (ii) the liability of an officer for the payment of taxes pursuant to Federal, State or local law.
          (C) Nature and Extent of Rights. The provisions of this Article Sixth shall be deemed to be a contract with each director and officer of the Corporation who serves as such at any time while this Article Sixth is in effect, and each director and officer shall be deemed to be so serving in reliance on the provisions of this Article Sixth. Any amendment or repeal of this Article Sixth or adoption of any bylaw or provision of the Articles of Incorporation of the Corporation which has the effect of increasing director or officer liability shall operate prospectively only and shall not have any effect with respect to any action taken, or any failure to act, by a director or officer prior thereto.
SEVENTH: These Second Amended and Restated Articles of Incorporation will become effective as of September 29, 2000 (the “Effective Date”).
EIGHTH: Miscellaneous.
          (A) On the Effective Date, the Stockholders will enter into the Stockholders Agreement satisfying the requirements of Section 1768 of the Pennsylvania Business Corporation Act. In the event of any conflict between the substantive terms of these Second Amended and Restated Articles of Incorporation and the Stockholders Agreement, the Stockholders have agreed to take all actions necessary to conform the substantive terms of these Second Amended and Restated Articles of Incorporation to the substantive terms of the Stockholders Agreement.
          (B) In the event of a stock dividend, split or similar transaction, any provision in these Articles which is dependent upon a specified number of shares or price per share shall be equitably adjusted so as to take into account the effect of such stock dividend, split or similar transaction.
          (C) Except as permitted by the Pennsylvania Business Corporation Act and the Stockholders Agreement, these Second Amended and Restated Articles of Incorporation shall not be further amended in any manner that would adversely affect the preferences, rights, or powers of any class or series of Capital Stock of the Corporation.
          (D) Each provision of these Articles shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

     IN WITNESS WHEREOF, a duly authorized officer of the Corporation has executed these Second Amended and Restated Articles of Incorporation upon approval of the Stockholders of the Corporation on this 2nd day of October 2000.

/s/ Cary H. Klein
Name:	Cary H. Klein
Title:	Chief Executive Officer and President

Filed in the Department of State on AUG 03 2001
/s/ Kim Pizzingrilli
Secretary of the Commonwealth
THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
PENNSYLVANIA FASHIONS, INC.
     The undersigned, being the Chief Executive Officer and President of Pennsylvania Fashions, Inc. (the “Corporation”) hereby certifies that (i) the Corporation was duly organized as a Pennsylvania corporation on October 15, 1976, (ii) Articles of Incorporation (as amended from time to time, the “Articles”) were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on October 20, 1976, pursuant to the Act of May 5, 1933 (PL 364) (15 PS 1204), as amended, (iii) Amended and Restated Articles of Incorporation were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on August 2, 1998, pursuant to the Act of May 5, 1933 (PL 364) (15 PS 1204), as amended, (iv) Second Amended and Restated Articles of Incorporation were duly filed with the Department of State of the Commonwealth of Pennsylvania on behalf of the Corporation on October 2, 2000, pursuant to the Act of May 5, 1933 (PL 364) (15 PS 1204), as amended, and (v) these Third Amended and Restated Articles of Incorporation were duly adopted by the Board of Directors (the “Board”) and stockholders of the Corporation in accordance with Sections 1912, 1914, 1915 and 1916 of the Pennsylvania Business Corporation Act.
     By unanimous written consent of the stockholders of the Corporation, the following amendment and restatement of the Articles was adopted.
     The undersigned further certifies that the Articles are hereby amended and restated in their entirety to supersede such Articles and any amendments thereto as follows:
     FIRST: The name of the corporation is Pennsylvania Fashions, Inc.
     SECOND: The total number of shares of stock which the corporation shall have authority to issue is 228,925,650 having a par value of $.01 per share. 228,915,650 of such shares are designated as Common Stock, of which there are three classes: Class A Common Stock, consisting of 137,349,390 shares (the “Class A Stock”), Class B Common Stock consisting of 68,674,695 shares (the “Class B Stock”) and Class D Common Stock, consisting of 22,891,565 shares (the “Class D Stock” and, together with the Class A Stock and the Class B Stock, the “Common Stock”); and 10,000 of such shares are designated as Series A Preferred Stock (the “Preferred Stock”). The Common Stock and the Preferred Stock shall have the following designations, preferences and relative, optional and other rights and qualifications, limitations and restrictions:

     (A) Dividends.
               (1) The holders of shares of Preferred Stock shall be entitled to receive (i) cumulative dividends payable by the issuance of additional shares of Preferred Stock (in accordance with Paragraph A(2)) at the rate of 12.5% per annum (compounded annually) based on the aggregate number of shares of Preferred Stock each such holder then holds (“PIK Preferred Dividends”) and (ii) participating dividends as and when dividends are declared and paid on the Common Stock in accordance with Paragraph A(3). PIK Preferred Dividends on each share of Preferred Stock will accrue whether or not declared by the Board, shall be cumulative commencing from the date of issuance of each such share and shall be payable in arrears within 60 days following the end of each Fiscal Year to which such dividends relate (the “Dividend Payment Date”). Any PIK Preferred Dividends payable on shares of Preferred Stock for any partial period will be computed based on the actual number of days elapsed (commencing with and including the date of issuance of such shares) and on the basis of a 360-day year consisting of 12 30-day months, and shall be payable within 60 days following the end of any such partial period; the date on which such payment, if any, is made shall be deemed to be a Dividend Payment Date for purposes of this Paragraph A. PIK Preferred Dividends shall be paid to the holders of record of the Preferred Stock at the close of business on the applicable record date, which shall be the last day of the Fiscal Year to which such dividends relate or on such other date designated by the Board that is not more than 60 nor less than 10 days prior to the Dividend Payment Date.
               (2) PIK Preferred Dividends payable on the Preferred Stock pursuant to Paragraph A(1) will be payable by the issuance, as of the applicable Dividend Payment Date, of additional fully paid, non-assessable shares of Preferred Stock. Prior to paying any such dividends, the Board will take such action as is necessary to increase the number of authorized shares of Preferred Stock by the number of shares to be issued pursuant to Paragraph A(1) and this Paragraph A(2), including without limitation the filing of an amendment to these Articles with the Department of State of the Commonwealth of Pennsylvania in accordance with Paragraph C.
               (3) The holders of the shares of Common Stock shall be entitled to receive dividends when, as and if (and only if) declared by the Board, out of funds legally available therefor; provided, however, except as provided in Paragraph B, any dividends declared on the Common Stock shall be declared on all shares of Common Stock as if one class, and no dividend may be declared on the Class A Stock, the Class B Stock or the Class D Stock, unless similarly declared on each of the other; and provided, further, however, the holders of shares of Preferred Stock shall be entitled to share in any dividends (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock) declared and paid upon or set aside for the Common Stock pro rata in accordance with the aggregate number of shares of Preferred Stock and Common Stock then issued and outstanding. A dividend, if declared on the Common Stock, shall be paid to the holders of record thereof and of the Preferred Stock, if applicable, at the close of business on the date specified by the Board at the time such dividend is declared.

2

     (B) Distributions upon Liquidation, Dissolution, Winding Up, etc.
               (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or other transactions referred to in Paragraph B(3) of this Article (each a “Liquidity Transaction”), the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital or surplus and whether or not any dividends are declared, before any payment shall be made or any assets distributed to the holders of any shares of Common Stock, an amount per share equal to the Preferred Preference Value (as defined below) or, if the assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders, are insufficient to pay the Preferred Preference Value in full, such assets shall be distributed on a pro rata basis based on the aggregate number of shares of Preferred Stock then held by such Preferred Stockholders relative to the number of shares of Preferred Stock then issued and outstanding, and no amount shall be payable or distributed in respect of the Common Stock. The assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders remaining after payment of the Preferred Preference Value to the holders of Preferred Stock shall be distributed to the holders of Class B Stock and Class D Stock in accordance with Paragraph B(2).
               (2) In the event of a Liquidity Transaction, after the payment to the holders of Preferred Stock of the full Preferred Preference Value specified in Paragraph B(1), the holders of shares of Class B Stock and Class D Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital or surplus and whether or not any dividends are declared, before any payment shall be made or any assets distributed to the holders of any shares of Class A Stock, an amount per share equal to the Common Preference Value (as defined below) or, if the assets of the Corporation or the proceeds thereof, or the merger or other consideration payable to the Stockholders, are insufficient to pay the Common Preference Value in full, such assets shall be distributed on a pro rata basis based on the number of shares of Class B Stock and Class D Stock then held by such Class B Stockholders and Class D Stockholders relative to the sum of the number of shares of Class B Stock and Class D Stock then issued and outstanding, and no amount shall be payable or distributed in respect of the Class A Stock. The assets of the Corporation, or the proceeds thereof, or the merger or other consideration payable to the Stockholders remaining after payment of the Common Preference Value to the holders of Class B Stock and Class D Stock shall be distributed pro rata to the holders of Class A Stock on a per share basis up to the Common Preference Value, and thereafter shall be distributed pro rata to holders of Class A Stock, Class B Stock and Class D Stock.
               (3) Without limiting the generality or effect of Paragraph B(1) and Paragraph B(2) of this Article, for purposes of this Paragraph B, any (i) sale, lease, transfer or other disposition of all or substantially all of the property, assets of the Corporation or (ii) consolidation or merger of the Corporation with or into one or more other entities, or any other business combination or acquisition transaction, shall be deemed to be a Liquidity Transaction.
               (4) The payment with respect to each outstanding fractional share of Preferred Stock, Class B Stock and Class D Stock under this Paragraph B shall be equal to a ratably

3

200161 — 349
proportionate amount of the payment under this Paragraph B with respect to each outstanding share of Preferred Stock, Class B Stock and Class D Stock.
               (5) For purposes of this Article, the term “Preferred Preference Value” means an amount per share of Preferred Stock equal to $1,000.00 (as adjusted for any stock dividends, combinations or splits).
               (6) For purposes of this Article, the term “Common Preference Value” means an amount per share of Class B Stock and Class D Stock equal to $2.42.
               (C) Voting Rights.
               (1) On any matters with respect to which Stockholder approval is required under the terms of Paragraph C(2) or any applicable law (“Stockholder Matters”), the Stockholders will vote in accordance with the terms hereof. The Class A Stockholders and the Class B Stockholders will vote as one class in accordance with the terms hereof. For so long as the Class A Stockholders and the Class B Stockholders remain outstanding, stockholder approval of any matter will require the vote of a majority of the Class A Stockholders’ and Class B Stockholders’ votes, taken together, entitled to be cast being cast in the affirmative at a meeting of the stockholders duly noticed and convened in accordance with applicable law and otherwise in accordance with the terms of the Articles, the Bylaws of the Corporation (the “Bylaws”) or by written consent of the Common Stockholders. The foregoing sentence is intended to comply with the requirements of Section 1768 of the Pennsylvania Business Corporation Act. Each share of Class A Stock and Class B Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of such Common Stockholders of the Corporation. The Class D Stock and Preferred Stock will be non-voting.
               (2) In no event will action be taken with regard to the following matters without the favorable vote of the Stockholders taken in accordance with the terms of Paragraph C(l):
               (A) Amendments to the Articles or the Bylaws (other than any amendment solely providing for an increase in the authorized number of shares of Preferred Stock in order to permit the Corporation to perform its obligations to issue dividends under Paragraph A(l) hereof);
               (B) The issuance of New Securities;
               (C) Dissolution, liquidation, or sale of all or substantially all of the Corporation’s assets;
               (D) Merger, consolidation, or share exchange (subject to the provisions of Sections 2.3(f) and 2.4(f) of the Stockholders Agreement, among the Corporation and the Stockholder parties named therein (as amended from time to time, the “Stockholders Agreement”); and
               (E) Election of Directors (subject to Paragraph C(3)).

4

200161 — 350
               (3) No amendment shall be made to these Articles or the Bylaws which purports to limit any right granted to the holders of Class D Common Stock or the Preferred Stock set forth in these Articles or the Bylaws as of the date hereof or otherwise adversely affecting such Class D Common Stock or Preferred Stock without the prior consent of the holders representing a majority of the shares of Class D Common Stock or the Preferred Stock, as applicable, on the date of such amendment, provided, however, that the issuance of any additional shares of the Company’s Class A Common Stock, Class B Common Stock or Preferred Stock authorized as of the date hereof, shall not be deemed to adversely affect the holders of Class D Common Stock or the Preferred Stock. The issuance of any additional shares of the Company’s Class D Common Stock authorized as of the date hereof shall be deemed to adversely affect the holders of Class D Common Stock and the Preferred Stock and any such issuance shall require the prior consent of such holders.
               (4) The Board shall consist of four Directors, three of whom will be designated by the holders of a majority of the Class B Stock (the “Class B Directors”) and one of whom will be designated by the holders of a majority of Class A Stock (the “Class A Director”). The Directors will each be entitled to one vote on each matter which requires the approval of the Board or any committee thereof.
          (D) Redemption.
               (1) For so long as any shares of Preferred Stock remain issued and outstanding, the Corporation, at any time, may redeem (an “Optional Redemption”) all or part of the then issued and outstanding shares of Preferred Stock (including any shares of Preferred Stock accrued as a PIK Preferred Dividend thereon) at a redemption price of $1,000.00 per share (as adjusted for any stock dividends, combinations or splits) (the “Redemption Price”). Any redemption of only a part of the outstanding Preferred Stock by the Corporation pursuant to this Paragraph D(l) shall be pro rata as among the holders of Preferred Stock (based on the number of shares of Preferred Stock owned by such holders). Such Optional Redemption shall be exercised by the Corporation by delivery of a Redemption Notice in accordance with Paragraph D(2).
               (2) At least 30 but no more than 60 days prior to the date (the “Redemption Date”) of commencement of an Optional Redemption, the Corporation shall mail, postage prepaid, written notice to each holder of record (determined at the close of business on the business day preceding the day on which notice is given) of Preferred Stock to be redeemed at such holder’s post office address last shown on the records of the Corporation, notifying such holder of the redemption of such shares, specifying the applicable Redemption Date and the applicable Redemption Price and calling upon such holder to surrender to the Corporation, in the manner and at the place designated therein, his certificate or certificates representing the shares to be redeemed (such notice, the “Redemption Notice”). On or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender his certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the

5

200161 — 351
unredeemed shares. If, on or prior to the Redemption Date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, for the benefit of the holders of Preferred Stock whose shares are being redeemed, then from and after the close of business on the Redemption Date, all rights of the holders of such shares as holders of Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.
               (3) On or prior to the applicable Redemption Date, the Corporation may deposit the Redemption Price for all shares of Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed. The balance of any monies deposited by the Corporation pursuant to this Paragraph D(3) remaining unclaimed at the expiration of one year following the applicable Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board, provided that the Preferred Stockholder to which such monies would be payable hereunder shall be entitled, upon surrender of his certificates representing such shares of Preferred Stock to the Corporation, to receive such monies but without interest from the applicable Redemption Date.
               (4) If the funds of the Corporation legally available for redemption of the Preferred Stock on any Redemption Date are insufficient to redeem the total number of such shares to be redeemed on such date, those funds which are legally available will be used to redeem such shares of Preferred Stock to be redeemed on such date ratably among the holders of the Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the Preferred Stock, such funds will be immediately used to redeem the balance of any shares of Preferred Stock which the Corporation became obligated to redeem on such Redemption Date but which it had not redeemed.
     THIRD: Capitalized terms used but not otherwise defined herein have the following meanings:
          “Capital Stock” means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including the common stock of such Person, and (b) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.
          “Class A Stockholder” means any record and beneficial holder of shares of Class A Stock.
          “Class B Stockholder” means any record and beneficial holder of shares of Class B Stock.

6

200161 - 352
          “Class D Stockholder” means any record and beneficial holder of shares of Class D Stock.
          “Common Stockholder” means any holder of Class A Stock, Class B Stock or Class D Stock.
          “Director” means a member of the Board.
          “Fiscal Year” means the fiscal year of the Corporation (as in effect form time to time) which is, as of the date hereof, the 52/53 week period ending on the Saturday nearest July 31.
          “New Securities” means any Capital Stock of the Corporation that is not issued and outstanding on the Effective Date, excluding (i) Capital Stock of the Corporation issued in connection with a stock split or stock dividend declared with respect to Capital Stock of the Corporation that is issued and outstanding on the Effective Date, (ii) Capital Stock of the Corporation issued upon exercise of the options to purchase Common Stock issued in accordance with the Company’s 1998 Stock Option Plan, as amended and restated as of July 31, 2001 without giving effect to any subsequent amendment thereof, and (iii) Capital Stock of the Corporation issued as a dividend on the Preferred Stock pursuant to Paragraph A hereof.
          “Person” means an individual, corporation, partnership, trust, association, limited liability company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
          “Preferred Stockholder” means any record and beneficial holder of shares of Preferred Stock.
          “Public Offering” means any primary or secondary public offering of equity securities of the Corporation pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor or similar form.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Stockholder” means any Common Stockholder or Preferred Stockholder.
     FOURTH: The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department) 155 Thornhill Road, Warrendale, Pennsylvania 15086-7527 (Allegheny County).
     FIFTH: The purpose of the corporation is to transact any or all lawful business for which corporations may be organized under the Pennsylvania Business Corporation Act.
     SIXTH: Personal Liability of Directors and Officers.

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200161 - 353
          (A) Limitation on Liability of Directors. To the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit elimination or limitation of the liability of directors, no director of the Corporation shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director, provided such acts or omissions were made in good faith.
          (B) Officers: Standard of Care and Personal Liability. An officer of the Corporation shall perform his duties as an officer in good faith, and in a manner he reasonably believes to be in the best interests of the Corporation, so long as his performance does not constitute self-dealing, willful misconduct or recklessness. A person who so performs his duties shall not be liable by reason of having been an officer of the Corporation. The provisions of this paragraph (b) shall not apply to (i) the responsibility or liability of an officer pursuant to any criminal statute or (ii) the liability of an officer for the payment of taxes pursuant to Federal, State or local law.
          (C) Nature and Extent of Rights. The provisions of this Article Sixth shall be deemed to be a contract with each director and officer of the Corporation who serves as such at any time while this Article Sixth is in effect, and each director and officer shall be deemed to be so serving in reliance on the provisions of this Article Sixth. Any amendment or repeal of this Article Sixth or adoption of any bylaw or provision of the Articles which has the effect of increasing director or officer liability shall operate prospectively only and shall not have any effect with respect to any action taken, or any failure to act, by a director or officer prior thereto.
     SEVENTH: These Third Amended and Restated Articles of Incorporation will become effective as of August 3, 2001 (the “Effective Date”).
     EIGHTH: Miscellaneous.
          (A) On the Effective Date, the Stockholders will enter into the Stockholders Agreement satisfying the requirements of Section 1768 of the Pennsylvania Business Corporation Act. In the event of any conflict between the substantive terms of these Articles and the Stockholders Agreement, the Stockholders have agreed to take all actions necessary to conform the substantive terms of these Articles to the substantive terms of the Stockholders Agreement.
          (B) In the event of a stock dividend, split or similar transaction, any provision in these Articles which is dependent upon a specified number of shares or price per share shall be equitably adjusted so as to take into account the effect of such stock dividend, split or similar transaction.
          (C) Except as permitted by the Pennsylvania Business Corporation Act and the Stockholders Agreement, these Articles shall not be further amended in any manner that would adversely affect the preferences, rights, or powers of any class or series of Capital Stock of the Corporation.
          (D) Each provision of these Articles shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

8

     IN WITNESS WHEREOF, a duly authorized officer of the Corporation has executed these Third Amended and Restated Articles of Incorporation upon approval of the Stockholders of the Corporation on this 2nd day of August, 2001.

/s/ Robert N. Fisch
Name:	Robert N. Fisch
Title:	Chief Executive Officer and President

9

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Articles of Amendment-Domestic Corporation
(15 Pa.C.S.)
Entity Number
640782
☑     Business Corporation (§ 1915)
☐     Nonprofit Corporation (§ 5915)

Name						Document will be returned to the name and address you enter to the left. Ü
Address		CT CORP-COUNTER
City	______	State	_________	Zip Code	__________________ __________________
Fee: $52

Filed in the Department of State on May 14 2003

/s/ Pedro A. Cortés

ACTING	Secretary of the Commonwealth
     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:
1.	The name of the corporation is:

Pennsylvania Fashions, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	Number and Street	City	State	Zip	County

155 Thornhill Road		Warrendale	PA	15086	Allegheny

(b)	Name of Commercial Registered Office Provider				County

c/o

3.	The statute by or under which it was incorporated:

15 PS 1204, as amended

4.	The date of its incorporation: October 20, 1976

5.	Check, and if appropriate complete, one of the following:

☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on:		at

		Date		Hour

6.	Check one of the following.

☐	The amendment was adopted by the shareholders or members pursuant to 15 Pa. C.S. § 1914(a) and (b) or § 5914(a).

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c) or § 5914(b).

☑	The amendment is filed pursuant to a confirmed plan of reorganization under the U.S. Bankruptcy Code.

7.	Check and if appropriate, complete one of the following:

☐	The amendment adopted by the corporation, set forth in full, is as follows

☑	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

☑	The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this

6th day of May, 2003.

rue21, inc.

Name of Corporation

/s/ Robert N. Fisch

Signature

President

Title

EXHIBIT A TO ARTICLES OF AMENDMENT-DOMESTIC CORPORATION
FOURTH AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
rue21, Inc.
(f/k/a, PENNSYLVANIA FASHIONS, INC.)
FIRST:	The name of the corporation is rue2l, Inc.

SECOND:	The registered office of the corporation is 155 Thorn Hill Road, Warrendale, Allegheny County, Pennsylvania 15086.

THIRD:	The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the Commonwealth of Pennsylvania.

FOURTH:	The aggregate number of shares which the corporation is authorized to issue and have outstanding is 20,000,000, shares, all of which shall be designated common shares having a par value of $.01 per share.

FIFTH:	These Fourth Amended and Restated Articles of Incorporation shall be effective upon filing with the Department of State and shall amend and restate, in their entirety, and supersede the articles of incorporation, as amended, of the corporation as of such date and time.
     IN WITNESS WHEREOF, a duly authorized officer of rue21, inc., has executed these Fourth Amended and Restated Articles of Incorporation on this 6th day of May, 2003.

/s/ Robert N. Fisch
Robert N. Fisch, President

Entity #: 640782
Date Filed: 07/13/2006
Pedro A. Cortés
Secretary of the Commonwealth
PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Articles of Amendment-Domestic Corporation
(15 Pa.C.S.)
☑     Business Corporation (§ 1915)
☐     Nonprofit Corporation (§ 5915)

Name	JENNIFER MARKS				Document will be returned to the name and address you enter to the left. Ü
Address	PENNCORP SERVICEGROUP, INC. 600 NORTH SECOND STREET PO BOX 1210 HARRISBURG, PA 17108-1210
City		________ State	________ Zip Code	5862
     In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:
1.	The name of the corporation is: rue21, Inc.

2.	The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	Number and Street	City	State	Zip	County

155 Thorn hill Road		Warrendale	PA	15086	Allegheny

(b)	Name of Commercial Registered Office Provider				County

c/o

3.	The statute by or under which it was incorporated: Act of May 5, 1933, P.L. 364, as amended

4.	The date of its incorporation: October 20, 1976

5.	(Check, and if appropriate complete, one of the following:)

☑	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☐	The amendment shall be effective on:		at		.

		Date		Hour
Commonwealth of Pennsylvania
ARTICLES OF AMENDMENT—BUSINESS 3 Page(s)

6.	Check one of the following.

☑	The amendment was adopted by the shareholders pursuant to 15 Pa. C.S. § 1914(a) and (b).

☐	The amendment was adopted by the board of directors pursuant to 15 Pa. C.S. § 1914(c).

7.	(Check and if appropriate complete, one of the following):

☑	The amendment adopted by the corporation, set forth in full, is as follows:

RESOLVED, that Article Second of the Company’s Fourth Amended and Restated Articles shall be amended to read as follows:

“The registered office of the corporation in 800 Commonwealth Drive, Warrendale, Allegheny County, Pennsylvania 15086.”

RESOLVED, that Article Fourth of the Company’s Fourth Amended and Restated Articles shall be amended to read as follows:

“The aggregate number of shares which the corporation is authorized to issue and have outstanding is 50,000,000 shares, all of which shall be designated common shares having a par value of $0.004 per share.”

☐	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles:

☐	The restated Articles of Incorporation supersede the original articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 17th day of July, 2006.

rue21, inc.

By	/s/ Keith McDonough

Title Senior VP & CFO

Entity #: 640782
Date Filed: 03/13/2008
Pedro A. Cortés
Secretary of the Commonwealth
PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Statement of Correction
(15 Pa.C.S. § 138)

PENNCORP. SERVICEGROUP, INC 600 N. SECOND ST. (31795) P.O. BOX 1210 HARRISBURG PA 17108-1210	Document will be returned to the name and address you enter to the left. Ü

Fee: $70	Commonwealth of Pennsylvania STATEMENT OF CORRECTION 4 Page(s)
      In compliance with the requirements of 15 Pa.C.S. § 138 (relating to statement of correction) the undersigned association or other person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:
1.	The name of the association or other person is:

rue21, inc.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

	(a) Number and Street	City	State	Zip	County

800 Commonwealth Drive		Warrendale,	PA	15086	Allegheny

(b)	Name of Commercial Registered Office Provider				County

c/o:

3.	The statute by or under which it was incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation is:

15 Pa.C.S. 1915

4.	The inaccuracy or defect, which appears in Department of State form 1915 filed on 5/14/03 and recorded in Roll and Film Number ______ et seq., is:

Name of corporation throughout Exhibit A was listed as “rue21, Inc.”

5.	Check one of the following:

☑	The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

☐	The original document to which this statement relates shall be deemed re-executed.

☐	The original document to which this statement relates shall be deemed stricken from the records of the Department.

IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this

13th day of March, 2008.

rue21, inc.

Name

/s/ Keith McDonough

Signature

Senior VP & CFO

Title

EXHIBIT A TO STATEMENT OF CORRECTION
rue21, inc.
FIRST: The name of the corporation is rue21, inc.

Entity #: 640782
Date Filed: 03/13/2008
Pedro A. Cortés
Secretary of the Commonwealth
PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU
Statement of Correction
(15 Pa.C.S. § 138)

PENNCORP. SERVICEGROUP, INC 600 N. SECOND ST. (31795) P.O. BOX 1210 HARRISBURG PA 17108-1210	Document will be returned to the name and address you enter to the left. Ü
Commonwealth of Pennsylvania
STATEMENT OF CORRECTION 4 Page(s)

Fee: $70
     In compliance with the requirements of 15 Pa.C.S. § 138 (relating to statement of correction) the undersigned association or other person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:
1.	The name of the association or other person is: rue21, inc.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip		County
800 Commonwealth Drive	Warrendale,	PA	15086		Allegheny

(b) Name of Commercial Registered Office Provider				County
c/o:
3.	The statute by or under which it was incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation is:

15 Pa.C.S. 1915

4.	The inaccuracy or defect, which appears in Department of State form 1915 filed on 7/13/06 and recorded in Roll and Film Number ___et seq., is:

     Name of the corporation listed in item 1. was “rue21, Inc.”

DSCB: 15-138-2
5.	Check one of the following:

☑	The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

☐	The original document to which this statement relates shall be deemed re-executed.

☐	The original document to which this statement relates shall be deemed stricken from the records of the Department.
IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this
13th day of March, 2008.
rue21, inc.

Name
/s/ Keith McDonough

Signature
Senior VP & CFO

Title

EXHIBIT A TO STATEMENT OF CORRECTION
rue21, inc.
1: The name of the corporation is: rue21, inc.